                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


This Agreement is made and entered into as of September 27, 2000 by and among Adaytum Software, Inc., a Delaware corporation (the "COMPANY"), Ronald Howie, John David "Guy" Haddleton, George Kunzle, Valerie Kunzle, Adrian Kunzle, Robert E. Switz, Neal Bastick, Keri Jackson, as Trustee under the Alexandra Kunzle Trust Agreement dated April 13, 2000 and Adrian Kunzle, as Trustee under the Adrian Kunzle 2000 Grantor Retained Annuity Trust Agreement, dated July 15, 2000 (collectively referred to as the "EXISTING STOCKHOLDERS") and St. Paul Venture Capital IV, LLC, St. Paul Venture Capital V, LLC, St. Paul Venture Capital Affiliates Fund I, LLC, H & Q Adaytum Investors, L.P., Hambrecht & Quist California, Hambrecht & Quist Employee Venture Fund, L.P., Hambrecht & Quist Employee Venture Fund, L.P. II, Hambrecht & Quist Employee Venture Fund 2000, L.P., 3i Group plc, D & W Ventures I, LLC, Andersen Consulting LLP, World Technologies Portfolio, a series of World Trust, Equity Portfolio, a series of IDS Life Series Fund, Inc., AXP Strategy Aggressive Fund, a series of AXP Strategy Series, Inc. and AXP Variable Portfolio - Strategy Aggressive Fund, a series of AXP Variable Portfolio Investment Series, Inc. (collectively referred to as the "INVESTORS").

                                    RECITALS:

A. Certain of the Investors, the Company and the Existing Stockholders are currently parties to a Second Amended and Restated Registration Rights Agreement, dated as of June 12, 2000 (the "Existing Agreement"), and the parties thereto wish to amend and restate the Existing Agreement.

B. The Company and World Technologies Portfolio, a series of World Trust, Equity Portfolio, a series of IDS Life Series Fund, Inc., AXP Strategy Aggressive Fund, a series of AXP Strategy Series, Inc. and AXP Variable Portfolio - Strategy Aggressive Fund, a series of AXP Variable Portfolio Investment Series, Inc. have entered into a Series E Preferred Stock Purchase Agreement, dated as of September 27, 2000 (the "PURCHASE AGREEMENT"), pursuant to which such Investors are purchasing shares of the Company's Series E Preferred (as defined herein).

C. As a condition to the obligations of such Investors under the Purchase Agreement, the Company has agreed to grant registration rights on the terms and conditions set forth herein.

D.       Certain capitalized terms used herein have the meanings specified in
         Section 1 below or in the Purchase Agreement.

                                   AGREEMENT:


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         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows.

         SECTION 1. DEFINITIONS.

         As used in this Agreement, the following terms, not previously defined, will have the meanings as set forth below:

         1.1 "AFFILIATE" means any Person which controls, is controlled by or is under common control with any other Person or Persons. For the purposes of this definition, "control" has the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the Commission under the Securities Act. In addition to the foregoing, with respect to Andersen Consulting, "AFFILIATE" also means any of the partnerships, firms, corporations, entities and individuals, wherever located, which together are referred to as the "Andersen Consulting Business Unit" of the Andersen Worldwide Organization whether by virtue of their member firm interfirm agreements with Andersen Worldwide Societe Cooperative (or any successor or assignee thereto acting to coordinate the business of such entities) or by virtue of ownership, direct or indirect, by such an entity or otherwise being under the control of or under common control, directly or indirectly, with such an entity and which are thereby deemed part of the Andersen Consulting Business Unit.

         1.2 "BOARD" means the Board of Directors of the Company.

         1.3 "COMMISSION" means the United States Securities and Exchange Commission and any successor thereto.

         1.4 "COMMON STOCK" means the Company's common stock, $.01 par value per share.

         1.5 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

         1.6 "HOLDER" means (a) a holder, as of the date of this Agreement, of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred or the Warrant, (b) an Existing Stockholder and (c) any subsequent legal or beneficial owner of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, the Warrant or Registrable Common who has become a party to this Agreement in accordance with
Section 10.8 below.

         1.7 "PERSON" means an individual, partnership, limited partnership, corporation, business trust, limited liability company, an association, joint stock company, a trust, unincorporated organization, joint venture or other entity of whatever nature.

         1.8 "PREFERRED STOCK" means the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred.


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

         1.9 "REGISTRABLE COMMON" means (a) any shares of Common Stock held by any of the Existing Stockholders as of the date hereof, (b) any shares of Common Stock which have been issued or are issuable upon the conversion of the Preferred Stock, (c) any shares of Common Stock which have been issued or are issuable upon exercise of the Warrant and (d) any shares of Common Stock issued as a dividend, stock split, reclassification, recapitalization or other distribution with respect to or in exchange for replacement of any of the preceding; provided, however, that shares of Common Stock will no longer be Registrable Common (i) when they have been registered under the Securities Act and sold by the Holder thereof in accordance with such registration, (ii) when they have been sold by the Holder pursuant to Rule 144 or (iii) the later of (A) the two-year anniversary of the date hereof or (B) the date when registration under the Securities Act would no longer be required for the immediate public sale of all of such shares of Common Stock as a result of the provisions of Rule 144.

         1.10 "REGISTER," "REGISTERED" AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

         1.11 "RULE 144" means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any successor rule thereto.

         1.12 "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

         1.13 "SERIES A PREFERRED" means (a) up to 1,544,000 outstanding shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share, and any shares of Series A Preferred issued in payment of a dividend upon any share of Series A Preferred and (b) any Registrable Common issued as a dividend or other distribution with respect to, or in replacement of, any Series A Preferred.

         1.14 "SERIES B PREFERRED" means (a) up to 4,350,000 outstanding shares of the Company's Series B Convertible Preferred Stock, $.01 par value per share, and any shares of Series B Preferred issued in payment of a dividend upon any share of Series B Preferred and (b) any Registrable Common issued as a dividend or other distribution with respect to, or in replacement of, any Series B Preferred.

         1.15 "SERIES C PREFERRED" means (a) up to 2,750,100 outstanding shares of the Company's Series C Convertible Preferred Stock, $.01 par value per share, and any shares of Series C Preferred issued in payment of a dividend upon any share of Series C Preferred and (b) any Registrable Common issued as a dividend or other distribution with respect to, or in replacement of, any Series C Preferred.

         1.16 "SERIES D PREFERRED" means (a) up to 2,049,624 outstanding shares of the Company's Series D Preferred Stock, $.01 par value per share, and any shares of Series D Preferred issued in payment of a dividend upon any share of Series D Preferred and (b) any Registrable Common issued as a dividend or other distribution with respect to, or in replacement of, any Series D Preferred.

         1.17 "SERIES E PREFERRED" means (a) up to 1,594,896 outstanding shares of the Company's Series E Preferred Stock, $.01 par value per share, and any shares of Series E Preferred issued in payment of a dividend upon any share of Series E Preferred and (b) any Registrable Common issued as a dividend or other distribution with respect to, or in replacement of, any Series E Preferred.

         1.18 "WARRANT" means the warrant of the Company, dated as of June 12, 2000 and issued pursuant to the Warrant Issuance Agreement dated June 8, 2000 between the Company and Andersen Consulting LLP, representing the right to purchase up to 1,365,188 shares of the Company's Common Stock (as such number may be adjusted pursuant to the terms thereof).

         SECTION 2.        REGISTRATION RIGHTS.

         2.1      REQUIRED REGISTRATION.

                  2.1.1 If, at any time after the earlier of: (i) six (6) months after the Company's initial public offering or (ii) December 30, 2001, the Company receives a written request for registration under the Securities Act from the Investors holding in the aggregate at least twenty percent (20%) of the Registrable Common in the case of registrations on Form S-3 and at least fifty percent (50%) of the Registrable Common in the case of registrations not on Form S-3 (a "REGISTRATION REQUEST"):

                                    (a) the Company will promptly give written
                  notice to all other record Holders of Registrable Common that such registration is to be effected ("REGISTRATION NOTICE"); and

                                    (b) subject to the limitations and
                  requirements set forth in this Section 2.1, the Company will use its best efforts to prepare and file a registration statement under the Securities Act on the appropriate form covering the Registrable Common which is the subject of the Registration Request and such additional Registrable Common for which it has received written requests to register by such other record Holders within forty-five (45) days after the delivery of the Registration Notice, and will use its best efforts to cause such registration statement to become effective as soon as is practicable after such filing.

                  2.1.2 The Company will be obligated (a) to proceed with filing the registration statement only if the anticipated gross offering proceeds to the selling Holders is at least (i) $500,000, if the Company meets the requirements for using Form S-3, or (ii) $5,000,000, if the Company is required to use Form S-1 and the registration covers at least twenty percent (20%) of the Registrable Common, and (b) to prepare, file and cause to become effective (i) no more than two (2) registration statements on Form S-1 pursuant to Registration Requests made under this Section 2.1 and (ii) no more than two (2) registration statements on Form S-3 per year pursuant to Registration Requests made under this Section 2.1.

                  2.1.3 If the Company furnishes to such Holder(s) within thirty
         (30) days of a Registration Notice a certificate signed by the President of the Company stating that (i) the Company, pursuant to an action approved by the Board of Directors, has already a present plan to commence preparation of a Registration Statement and to file the same within ninety (90) days or (ii) in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed at such time, then the Company will have the right to defer such filing for a period ending not later than one hundred eighty (180) days from the delivery date of such Registration Notice. The Company may delay a request for registration under this subsection 2.1.3 not more than once in any two (2) year period.

                  2.1.4 To the extent covered by such registration statement, all shares of Preferred Stock will be converted into Common Stock and the Warrant (to the extent exercisable pursuant to the terms thereof) will be exercised for Common Stock or such Holder(s) will deliver a written commitment to the Company to convert such Preferred Stock into shares of Common Stock or exercise the Warrant, as the case may be, simultaneously with the effective date of such registration statement, but subject to the closing of such offering.

                  2.1.5 If the Holders submitting the Registration Request (the "INITIATING HOLDERS") intend to distribute the Registrable Common covered by such request by means of an underwriting, the Registration Request will so indicate and the Company will include such information in the Registration Notice. The Company will select the underwriter, with the approval of a majority in interest of the Initiating Holders, which approval will not be unreasonably withheld. Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require reducing the number of shares to be underwritten, then the number of shares of Registrable Common included in the underwriting will be reduced pro rata among all participating Holders in proportion (as nearly as practicable) to the amount of Registrable Common to be included in such underwriting owned by each participating Holder; provided, however, that such reduction will be made only if all other securities to be included already have been entirely excluded from the underwriting unless the holders of at least 50% of the Registrable Common consent to the inclusion of such other securities; provided further, however, that in the event shares of Registrable Common of the Existing Stockholders are included in the shares to be underwritten, the other participating Holders will subordinate their registration rights under this Section 2.1 and, accordingly, reduce the number of shares of Registrable Common included in the underwriting to permit the Existing Stockholders first to sell up to ten percent (10%) of their respective shares of Registrable Common, and after the Existing Stockholders are allowed to include up to 10% of their respective shares in the underwriting, all Holders (including Existing Stockholders) are entitled to a pro rata inclusion of their shares in the underwriting.

                  2.1.6 In the event that the Holders of a majority of the Registrable Common for which registration has been requested pursuant to this Section 2.1 determine for any reason not to proceed with a registration at any time before a registration statement has been declared effective by the Commission, and such registration statement, if theretofore filed with the Commission, is withdrawn with respect to the Registrable Common covered thereby, and, unless the withdrawal is based on a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their Registration Request, the participating Holders of such Registrable Common agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the filing of such registration statement, and, if such participating Holders in fact so reimburse the Company, then the Holders of such Registrable Common will not be deemed to have exercised their right to require the Company to register Registrable Common pursuant to this Section 2.1 (it being understood that if such withdrawal is based upon such material adverse change, the Holders of such Registrable Common will not be deemed to have exercised their right to require the Company to register Registrable Common pursuant to this Section 2.1).

                  2.1.7 If, at the time a Registration Request is received by the Company, the Company has already determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the Company's proposed offer and sale for cash of its securities, the Registration Request will be deemed to have been given pursuant to Section 2.2 rather than this Section 2.1, and the rights and obligations of the Holders and the Company with respect to the Registration Request will be governed by Section 2.2 hereof.

         2.2      INCIDENTAL REGISTRATION.

                  2.2.1 Each time the Company determines to proceed with the actual preparation and filing of a registration statement under the Securities Act (excluding a registration on Form S-4 or S-8 (or similar special purpose forms promulgated after the date hereof)) in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders (other than in response to a Registration Request, registration on a form that does not permit the inclusion of shares by the Company's security holders or the Company's initial public offering (if and only if no security holders of the Company other than George Kunzle, Valene Kunzle and Ronald Howie are permitted to include securities in the initial public offering)), the Company will give written notice of its determination to all record Holders of Registrable Common (a "PARTICIPATION NOTICE"). Upon the written request of a record Holder of any Registrable Common given within thirty (30) days after receipt of a Participation Notice, the Company will, except as herein provided, cause all such Registrable Common for which the record Holders have requested registration to be included in such registration statement, provided that all applicable shares of Preferred Stock will be converted into Common Stock or the Warrant (to the extent exercisable pursuant to the terms thereof) will be exercised for Common Stock in such registration statement, or such Holder(s) will deliver a written commitment to the Company to convert such Preferred Stock into shares of Common Stock or exercise the Warrant, as the case may be, simultaneously with the effective date of such registration statement but subject to the closing of such offering, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Common to be so registered. If any registration pursuant to this Section 2.2 is underwritten in whole or in part, the Company may require that the Registrable Common requested for inclusion pursuant to this Section 2.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

                  2.2.2 Nothing contained in this Agreement will prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company will promptly complete the registration for the benefit of those participating Holders who agree to proceed with a public offering of their securities and who agree to bear all expenses incurred by the Company as the result of such registration arising after the Company has decided not to proceed.

                  2.2.3 If in the good faith judgment of the managing underwriter of a public offering under this Section 2.2, the inclusion of all of the Registrable Common of the Holders originally covered by a request for registration would interfere with the successful marketing of the shares of Common Stock offered by the Company, the number of shares of Registrable Common of the Holders otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the participating Holders requesting such registration; provided, however, that after any such required reduction, the Registrable Common to be included in such offering shall constitute at least 25% of the total number of shares to be included in such offering; provided, further, that, not in limitation of the immediately preceding proviso, in the event shares of Registrable Common of the Existing Stockholders are included in the shares to be underwritten, the other participating Holders will subordinate their registration rights under this Section 2.2 vis-a-vis the Existing Stockholders and, accordingly, reduce the number of shares of Registrable Common included in the underwriting to permit the Existing Stockholders first to sell up to ten percent (10%) of their respective shares of Registrable Common and after the Existing Stockholders are allowed to include up to 10% of their respective shares in the underwriting, all Holders (including Existing Stockholders) are entitled to a pro rata inclusion of their shares in the underwriting.

         2.3 UNDERWRITING. The right of any Holder to include shares of Registrable Common in any underwritten registration pursuant to this Agreement will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Common in the underwriting. The Holders proposing to distribute their securities through such underwriting will (together with the Company, which will also undertake to do so) enter into an underwriting agreement with the underwriter or underwriters selected containing customary

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representations, covenants and indemnification provisions, provided that any representations and warranties from the Holders will be limited to matters of title to the securities sold.

         SECTION 3. REGISTRATION PROCEDURES. When the Company is required by the terms of this Agreement to effect the registration of Registrable Common under the Securities Act, the Company will do the following:

         3.1 FILING. Prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, but not to exceed the lesser of (i) six (6) months or (ii) until the distribution described in the registration statement has been completed.

         3.2 PERIOD OF EFFECTIVENESS. Prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the period described in Section 3.1.

         3.3 COPIES. Furnish to the Holders participating in such registration and, if applicable, to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and, if applicable, such underwriters may reasonably request in order to facilitate the public offering of such securities.

         3.4 BLUE SKY. Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company will not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified.

         3.5 NOTIFICATION. Notify the Holders participating in such registration, promptly after it receives notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

         3.6 AMENDMENT NOTICE. Notify the Holders participating in such registration promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information.

         3.7 AMENDMENT. Prepare and file with the Commission, promptly upon the request of any Holders participating in such registration, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Securities Act in connection with the distribution of the Registrable Common by such Holders.

         3.8 UPDATE. Prepare and promptly file with the Commission and promptly notify the Holders participating in such registration of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         3.9 STOP ORDERS. Advise the Holders participating in such registration, promptly after it receives notice or obtains knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         3.10 COMPLIANCE ISSUES. Not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of the Holders participating in such registration have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, after having been furnished with a copy thereof at least two (2) business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law.

         3.11 OPINION OF COUNSEL, CONFLICT LETTER. At the request of any Holder participating in such registration, furnish: (i) an opinion, dated as of the closing date of the offering, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to any Holder making such request; and (ii) letters, dated as of the effective date of the registration statement and as of the closing date of the offering, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to any Holder making such request, in each case in form and substance as is customary in an underwritten public offering.

         SECTION 4. EXPENSES. With respect to each registration requested pursuant to Section 2.1 hereof (except as otherwise provided in such Section) and with respect to each inclusion of Registrable Common in a registration statement pursuant to Section 2.2 hereof (except as otherwise provided in such Section), the Company will bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling Holders are required to bear such fees and disbursements), fees and disbursements of one special counsel for the selling Holders, all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Fees and disbursements of counsel (other than the one special counsel referenced above) and accountants for the selling Holders, underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the selling Holders, and any other expenses incurred by the selling Holders not expressly included above, will be borne by the selling Holders.

         SECTION 5. INDEMNIFICATION. In the event that any Registrable Common is included in a registration statement under Section 2.1 or 2.2 hereof:

         5.1 INDEMNIFICATION BY COMPANY. To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder which has Registrable Common included in a registration statement pursuant to the provisions hereof, its directors and officers, and any underwriter (as defined in the Securities
Act) for such Holder and each Person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such Holder and each such underwriter and controlling Person with respect to, any and all loss, damage and liability (collectively, "LOSSES") to which such Holder or any such underwriter or controlling Person may become subject under the Securities Act, state securities laws or otherwise, and the Company will pay to each such Holder, underwriter or controlling person any legal or other costs or expenses reasonably incurred by such person in connection with investigating or defending any such Loss, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling Person in writing specifically for use in the preparation thereof; provided further, however, that the indemnity agreement in this Section 5.1 will not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld, and that the foregoing indemnity obligation with respect to any preliminary prospectus or final prospectus (if such final prospectus has been amended or supplemented and such amendments or supplements have been furnished to such Holder prior to the written confirmation of the sale involved) will not inure to the benefit of any Holder on account of any Loss whatsoever arising from the sale of Registrable Common by such Holder to any person if (A) a copy of the final prospectus (as amended or supplemented if such amendments or supplements have been furnished to such Holder prior to the written confirmation of the sale involved) has not been sent or given by or on behalf of such Holder to such person, if required by law, with or prior to the written confirmation of the sale involved, and (B) the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus or final prospectus from which such Loss arose was corrected in the final prospectus (as amended or supplemented if such amendments or supplements thereto have been furnished as aforesaid).

         5.2 INDEMNIFICATION BY HOLDERS. Each Holder which has Registrable Common included in a registration statement pursuant to the provisions hereof will severally, but not jointly, indemnify and hold harmless the Company, its directors and officers, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Holder selling securities pursuant to such registration statement, any controlling Person of any such selling Holder, any underwriter and any controlling Person of any such underwriter (each, an "INDEMNITEE") from and against, and will reimburse any Indemnitee with respect to, any and all Losses to which such Indemnitee may become subject under the Securities Act, state securities laws or otherwise, and such Holder will pay to each Indemnitee any legal or other costs or expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such Loss, insofar as such Losses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the indemnity agreement in this Section 5.2 will not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the indemnifying Holder, which consent will not be unreasonably withheld, and that the foregoing indemnity obligation with respect to any preliminary prospectus or final prospectus (if such final prospectus has been amended or supplemented and such amendments or supplements have been furnished to such Indemnitee prior to the written confirmation of the sale involved) will not inure to the benefit of any Indemnitee on account of any Loss whatsoever arising from the sale of any Registrable Common by the Holder to any person if (A) a copy of the final prospectus (as amended or supplemented if such amendments or supplements have been furnished to such Indemnitee prior to the written confirmation of the sale involved) has not been sent or given by or on behalf of such Indemnitee to such person, if required by law, with or prior to the written confirmation of the sale involved, and (B) the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus or final prospectus from which such Loss arose was corrected in the final prospectus (as amended or supplemented if such amendments or supplements thereto have been furnished as aforesaid); provided further, however, that the obligations of each Holder under this Section 5.2 will be limited to an amount equal to the net proceeds to such Holder from the sale of Registrable Common as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder's fraudulent misconduct.

         5.3 INDEMNIFICATION PROCEDURES. Promptly after receipt by a party entitled to indemnification pursuant to this Section 5 (each, an "INDEMNIFIED PARTY") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such Indemnified Party will, if a claim is to be made against the party obligated to provide indemnification pursuant to this section (each, an "INDEMNIFYING PARTY"), promptly notify the Indemnifying Party of the commencement thereof; but the omission to provide such notice will not relieve the Indemnifying Party from any liability hereunder, except to the extent that the delay in giving, or failing to give, such notice has a material adverse effect upon the ability of the Indemnifying Party to defend against the claim. In case such action is brought against an Indemnified Party, the Indemnifying Party will have the right to participate in and, at the

Indemnifying Party's option, to assume the defense thereof, singly or jointly with any other Indemnifying Party similarly notified, with counsel reasonably satisfactory to the Indemnified Party; provided, however, that if the defendants in any action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party reasonably concludes that there may be legal defenses available to any Indemnified Parties that are different from or additional to those available to the Indemnifying Party, or if there is a conflict of interest which would prevent counsel for the Indemnifying Party from also representing the Indemnified Party, the Indemnified Party will have the right to select counsel to participate in the defense of such action on behalf of such Indemnified Party at the expense of the Indemnifying Party; provided further, however, that the Indemnifying Party will be responsible for the expense of only one such special counsel (and one local counsel if necessary for jurisdictional purposes) selected jointly by the Indemnified Parties, if there is more than one Indemnified Party. After notice from an Indemnifying Party to any Indemnified Party of such Indemnifying Party's election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party pursuant to this Section 5 for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the Indemnified Party has employed counsel in accordance with the proviso of the preceding sentence or (ii) the Indemnifying Party has not employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after the notice of the commencement of the action, or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party.

         5.4 CONTRIBUTION. If the indemnification provided for in this Section 5 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an Indemnified Party in respect of any Losses, then as between the Company and the Selling Holders, each Indemnifying Party shall contribute to the aggregate amount paid or payable by such Indemnified Party, as incurred, as a result of any Losses, (i) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Selling Holders, on the other hand, in connection with any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. As between the Company and the Selling Holders, on the one hand, and any underwriter(s) and any controlling Person of any such underwriters, on the other hand, each Indemnifying Party shall contribute to the aggregate amount paid or payable by such Indemnifying Party as incurred, as a result of any Losses, (x) in such proportion as is appropriate to reflect the relative benefits received from the offering of Registrable Common included in a registration statement pursuant to the terms of this Agreement or (y) if the allocation provided by clause (x) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (x) above, but also the relative fault of the Company and the Selling Holders, on the one hand, and the underwriter(s) and any controlling person of any such underwriter, on the other hand, in connection with any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. As used in this Section 5.4, the relative benefits received by an Indemnifying Party in connection with the offering of Registrable Common pursuant to the terms of this Agreement shall be deemed to be the same respective proportions as the total net proceeds from the offering of the Registrable Common pursuant to the terms of this Agreement (before deducting expenses) received by the Company and the Selling Holders (should any one of them be the Indemnifying Party), and any compensation paid to the underwriter(s) (should the underwriter(s) be the Indemnifying Party); provided further, that the obligations of each party under this Section 5.4 will be limited to an amount equal to the net proceeds to such party from the sale of Registrable Common as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Party's fraudulent misconduct.

         The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 5.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 5.3 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this
Section 5.4; PROVIDED, HOWEVER, that no additional notice shall be required with respect to any action for which notice has been given under Section 5.3 hereof for purposes of indemnification.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5.4.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.4, each officer and employee of a Holder and each person, if any, who controls a Holder within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the registration statement and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

         SECTION 6. EXCEPTIONS TO AND TERMINATION OF AGREEMENT. The Company will not be obligated to effect a registration (i) during the ninety (90) day period commencing with the closing date of the Company's initial public offering or
(ii) if the Company delivers to the Holders within thirty (30) days of any Registration Request notice of the Company's intent to file a registration statement with respect to such initial public offering within ninety (90) days and so files within such period. This Agreement, and the registration rights set forth herein, will terminate as to any Holder on the date on which such Holder no longer owns any shares of Registrable Common subject to this Agreement.

         SECTION 7. COOPERATION. Any Holder whose Registrable Common is to be included in a Registration Statement either filed pursuant to a demand or as part of a Company registration agrees to cooperate with all reasonable requests by the Company necessary to effectuate the purposes of this Agreement, including by timely providing the Company with all information necessary to prepare and file a registration statement.

         SECTION 8. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, following the effective date of a registration statement covering the sale of the Company's securities under the Securities Act, for the period of time and to the extent reasonably requested by the underwriter(s) and the Company, such Holder will not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held, directly or indirectly, by such Holder immediately prior to the Company's initial public offering, except for securities covered by the registration statement and transfers to donees or Affiliates who agree to be similarly bound; provided, however, that (i) the executive officers and directors of the Company, as well as any holder of at least five percent (5%) of the Company's Preferred Stock or Common Stock and all other holders of registration rights, have agreed to be bound by substantially the same terms and conditions, (ii) such agreement may be required only in connection with the Company's initial public offering and any public offering made within two (2) years thereafter, (iii) the time period requested for such market stand-off will not exceed one hundred eighty (180) days in connection with an initial public offering and ninety (90) days for any other public offering within the aforementioned two (2) year period and (iv) the restriction will not apply to a registration relating solely to employee, consultant or advisor benefit plans on Form S-1 or Form S-8 (or similar special purpose form promulgated after the date hereof) or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act on Form S-4 (or similar forms promulgated after the date hereof). The Company may impose stop-transfer instructions during such stand-off period with respect to the securities of each Holder subject to this restriction if necessary to enforce such restrictions. The Company shall not request a market stand-off provision which is more restrictive than what the underwriter(s) deem reasonable and necessary.

         SECTION 9. LIMITATIONS ON ADDITIONAL REGISTRATION RIGHTS. From and after the date of this Agreement, unless holders of at least a majority of the Registrable Common have consented, the Company will not enter into any agreement granting any security holder or prospective security holder of any securities of the Company registration rights with respect to such securities or otherwise register securities of such security holder or prospective security holder, except that the Company may enter into agreements granting new registration rights which are subordinate to the registration rights granted to the Holders herein.

         SECTION 10. MISCELLANEOUS.

         10.1 WAIVERS, AMENDMENTS AND APPROVALS. In each case in which the approval of the Holders is required by the terms of this Agreement, such requirement will be satisfied by a vote or the written action of Holders of at least a majority of the Registrable Common held by all of the Holders, unless a higher percentage is specifically required by the terms of this Agreement.

Any term or provision of this Agreement requiring performance by or binding upon the Company or the Holders may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the Company and the Holders of at least a majority of the Registrable Common held by all of the Holders. Any amendment or waiver effected in accordance with this Section will be binding upon all of the Holders (including permitted assigns pursuant to Section 10.8 hereof). The waiver by a party of any breach hereof or default in payment of any amount due hereunder or default in the performance hereof will not be deemed to constitute a waiver of any other default or succeeding breach or default. Written notice of any such waiver, consent or agreement of amendment, modification or supplement will be given to the record Holders who did not give written consent thereto.

         10.2 NOTICES. All notices, requests, consents and other communications required or permitted hereunder will be in writing and will be delivered either by (i) personal delivery, (ii) registered or certified airmail, postage prepaid or (iii) facsimile, as follows

                  10.2.1 to a Holder, addressed to such Holder at the address(es) set forth on SCHEDULE 1

                  10.2.2   to the Company, to:

                           Adaytum Software, Inc.
                           2051 Killebrew Drive, Suite 400
                           Minneapolis, MN  55425

and such notices and other communications will for all purposes of this Agreement be treated as being effective or having been given (x) on the date of personal delivery, (y) the fifth day after the date of deposit with the U. S. or relevant postal service, if delivered by airmail, or (z) upon electronic confirmation of receipt, if delivered by facsimile. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

         10.3 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement will impair any such right, power or remedy of such party nor will it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach or default thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement must be in writing and will be effective only to the extent specifically set forth in such writing.

         10.4 OTHER REMEDIES. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

         10.5 ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party will be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs will not be entitled to recover attorneys' fees. No sum for attorneys' fees will be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

         10.6 ENTIRE AGREEMENT. This Agreement, the schedules hereto, the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto, including, without limitation, the Existing Agreement. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

         10.7 SEVERABILITY. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement will be given effect separately from the provision or provisions determined to be illegal or unenforceable and will not be affected thereby.

         10.8 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement will inure to the benefit of and be binding upon and be enforceable by the respective heirs, successors and assigns of the parties hereto; provided, however, that the rights of a Holder hereunder may be assigned only (i) to a partner or retired partner of the assigning Holder, if such assigning Holder is a partnership, (ii) to any Affiliate of the assigning Holder, (iii) to any family member of, or any trust for the benefit of a family member of the assigning Holder or (iv) concurrent with the sale or transfer to such assignee of at least 80,000 shares of Registrable Common (subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Company) then held by the assigning Holder; provided, however, that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of the assignee and the securities with respect to which such registration rights are being assigned and such transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement. Any Holder making an assignment in connection with the sale or transfer of only a portion of its shares will retain its rights under this Agreement for the shares not sold or transferred. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding any provision contained elsewhere in this Agreement, upon the transfer of shares by any of the parties hereto, no claims or causes of action arising out of or related to this Agreement existing as of the transfer date will be transferred by such party to any heir, successor, assign or permitted transferee, provided that the transfer of shares will not be deemed a waiver by the transferring party of any such claim or cause of action.

         10.9 GOVERNING LAW. This Agreement will be governed by and construed under the laws of the State of Minnesota, without regard to the conflict of laws principles thereof.

         10.10 COUNTERPARTS. This Agreement may be executed concurrently in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first written above.

COMPANY:                            ADAYTUM SOFTWARE, INC.



                                    By:  /s/ J. D. G. Haddleton
                                        ---------------------------------------
                                    Its:
                                        ---------------------------------------


EXISTING SHAREHOLDERS:                /s/ Ronald Howie
                                    -------------------------------------------
                                    Ronald Howie



                                      /s/ J. D. G. Haddleton
                                    -------------------------------------------
                                    John David "Guy" Haddleton



                                      /s/  George Kunzle
                                    -------------------------------------------
                                    George Kunzle



                                      /s/ Valerie Kunzle
                                    -------------------------------------------
                                    Valerie Kunzle



                                      /s/ Adrian Kunzle
                                    -------------------------------------------
                                    Adrian Kunzle


                                      /s/ Robert E. Switz
                                    -------------------------------------------
                                    Robert E. Switz


                                      /s/ Neal Bastick
                                    -------------------------------------------
                                    Neal Bastick


                                      /s/ Keri Jackson
                                    -------------------------------------------
                                    Keri Jackson, as Trustee under the Alexandra
                                    Kunzle Trust Agreement dated April 13, 2000


               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                    /s/ Adrian Kunzle
                                    -------------------------------------------
                                    Adrian Kunzle, as Trustee under the Adrian
                                    Kunzle 2000 Grantor Retained Annuity Trust
                                    Agreement, dated July 15, 2000


               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

INVESTORS:                          ST. PAUL VENTURE CAPITAL IV, LLC



                                    By:  /s/ Michael B. Gorman
                                    -------------------------------------------
                                          Its:  General Partner


                                    ST. PAUL VENTURE CAPITAL V, LLC



                                    By:  /s/ Michael B. Gorman
                                    -------------------------------------------
                                          Its:  General Partner


                                    ST. PAUL VENTURE CAPITAL
                                    AFFILIATES FUND I, LLC

                                    By:   St. Paul Venture Capital, Inc.
                                    -------------------------------------------
                                      Its:  Manager


                                    By:  /s/ Michael B. Gorman
                                    -------------------------------------------
                                          Its:   Executive Vice President


                                    H & Q ADAYTUM INVESTORS, L.P.



                                    By:  /s/ Thomas Szymoniak
                                    -------------------------------------------
                                          Its:  Vice President
                                                Hambrecht & Quist Management
                                                Corp.


                                    HAMBRECHT & QUIST CALIFORNIA



                                    By: /s/ Thomas Szymoniak
                                    -------------------------------------------
                                          Its:  Attorney-in-Fact


               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                    HAMBRECHT & QUIST EMPLOYEE VENTURE
                                      FUND, L.P. II
                                    BY:      H&Q VENTURE MANAGEMENT L.L.C
                                        ITS:  GENERAL PARTNER



                                    By:  /s/ Thomas Szymoniak
                                    -------------------------------------------
                                          Its:  Attorney-in-Fact


                                    HAMBRECHT & QUIST EMPLOYEE VENTURE
                                      FUND, L.P.
                                    BY:      H&Q VENTURE MANAGEMENT L.L.C
                                      ITS:   GENERAL PARTNER



                                    By:  /s/ Thomas Szymoniak
                                    -------------------------------------------
                                          Its:  Attorney-in-Fact


                                    HAMBRECHT & QUIST EMPLOYEE VENTURE
                                      FUND 2000, L.P.


                                    BY:  H&Q VENTURE MANAGEMENT L.L.C.
                                         ITS GENERAL PARTNER


                                    By:  /s/ Thomas Szymoniak
                                    -------------------------------------------
                                          Its:  Attorney-in-Fact


                                    3i GROUP PLC


                                    By:  /s/ Michael Reid
                                    -------------------------------------------
                                          Its:
                                               --------------------------------


               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                    D & W VENTURES I, LLC



                                    By:  /s/ William H. Hippee, Jr.
                                    -------------------------------------------
                                          Its:  Manager


                                    ANDERSEN CONSULTING LLP



                                    By:  /s/ C. Scott Killips
                                    -------------------------------------------
                                          Its:  Partner



                                    WORLD TECHNOLOGIES PORTFOLIO,
                                    A SERIES OF WORLD TRUST

                                    By:  /s/ Frederick C. Quirsfeld
                                    -------------------------------------------
                                          Its:  Vice President, World Trust



                                    EQUITY PORTFOLIO, A SERIES OF IDS LIFE
                                    SERIES FUND, INC.

                                    By:  /s/ Frederick C. Quirsfeld
                                    -------------------------------------------
                                          Its:  Vice President, IDS Life Series
                                                Fund, Inc.


                                    AXP STRATEGY AGGRESSIVE FUND,
                                    A SERIES OF AXP STRATEGY SERIES, INC.

                                    By:  /s/ Frederick C. Quirsfeld
                                    -------------------------------------------
                                          Its:  Vice President, AXP Strategy
                                                Series, Inc.


                                    AXP VARIABLE PORTFOLIO - STRATEGY
                                    AGGRESSIVE FUND, A SERIES  OF  AXP
                                    PORTFOLIO INVESTMENT SERIES, INC.

                                    By:  /s/ Frederick C. Quirsfeld
                                    -------------------------------------------
                                          Its:  Vice President, AXP Variable
                                                Portfolio Investment
                                                Series, Inc.


               (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                   SCHEDULE 1
                                 LIST OF HOLDERS

St. Paul Venture Capital IV, LLC
c/o St. Paul Venture Capital, Inc.
10400 Viking Drive, Suite 550
Eden Prairie, MN   55344
Attn:    Michael Gorman

St. Paul Venture Capital V, LLC
c/o St. Paul Venture Capital, Inc.
10400 Viking Drive, Suite 550
Eden Prairie, MN   55344
Attn:    Michael Gorman

St. Paul Venture Capital Affiliate Fund I, LLC
c/o St. Paul Venture Capital, Inc.
10400 Viking Drive, Suite 550
Eden Prairie, MN   55344
Attn:    Michael Gorman

H & Q Adaytum Holders, LP
c/o Hambrecht & Quist
1 Bush Street
San Francisco, CA 94104
Attn:    Virginia Hull

Hambrecht & Quist California
c/o Hambrecht & Quist
1 Bush Street
San Francisco, CA 94104
Attn:    Virginia Hull

Hambrecht & Quist Employee Venture Fund, L.P.
c/o Hambrecht & Quist
1 Bush Street
San Francisco, CA 94104
Attn:    Virginia Hull

Hambrecht & Quist Employee Venture Fund, L.P. II
c/o Hambrecht & Quist
1 Bush Street
San Francisco, CA 94104
Attn:    Virginia Hull

Hambrecht & Quist Employee Venture Fund 2000, L.P.
c/o Hambrecht & Quist
1 Bush Street
San Francisco, CA 94104
Attn:    Virginia Hull

3i Group plc
40 Queen Square
Bristol BS1 4LE
England
Attn:    Michael Robinson

D & W Ventures I, LLC
220 South Sixth Street
Minneapolis, MN 55402
Attn:    William H. Hippee, Jr.

Andersen Consulting LLP
One Market
Spear Street Tower
38th Floor
San Francisco, CA 94105
Attn:    C. Scott Killips

WITH COPIES (WHICH SHALL NOT CONSTITUTE EFFECTIVE NOTICE) TO:

         Andersen Consulting LLP
         1661 Page Mill Road
         Palo Alto, CA 94304
         Attn:  General Counsel

         Andersen Consulting LLP
         100 South Wacker Drive, Suite 600
         Chicago, Illinois 60606
         Attn:  Carlisle Kirkpatrick

World Technologies Portfolio, a series ofWorld Trust
25671 AXP Financial Center
Minneapolis, Minnesota  55474
Attn:  John Everhart

with a copy to:

         World Technologies Portfolio, a series ofWorld Trust
         200 AXP Financial Center
         Minneapolis, Minnesota  55474
         Attn:  Terese Wilke

Equity Portfolio, a series of IDS Life Series Fund, Inc.
25671 AXP Financial Center
Minneapolis, Minnesota  55474
Attn:  John Everhart

with a copy to:

         Equity Portfolio, a series of IDS Life Series Fund, Inc.
         200 AXP Financial Center
         Minneapolis, Minnesota  55474
         Attn:  Terese Wilke

AXP Strategy Aggressive Fund, a series of AXP Strategy Series, Inc. 25671 AXP Financial Center
Minneapolis, Minnesota  55474
Attn:  John Everhart

with a copy to:

         AXP Strategy Aggressive Fund, a series of AXP Strategy Series, Inc. 200 AXP Financial Center
         Minneapolis, Minnesota  55474
         Attn:  Terese Wilke

AXP Variable Portfolio - Strategy Aggressive Fund,
 a series of AXP Variable Portfolio Investment Series, Inc.
25671 AXP Financial Center
Minneapolis, Minnesota  55474
Attn:  John Everhart

with a copy to:

         AXP Variable Portfolio - Strategy Aggressive Fund,
         a series of AXP Variable Portfolio Investment Series, Inc. 200 AXP Financial Center
         Minneapolis, Minnesota  55474
         Attn:  Terese Wilke

John David "Guy" Haddleton
740 Mississippi River Boulevard
Apartment 22E
St. Paul, MN  55116-1069

George Kunzle
Suffolk Cottage
School Lane
Denmead
Waterlooville
Hants,  P07 6L6
ENGLAND

Valerie Kunzle
c/o George Kunzle
Suffolk Cottage
School Lane
Denmead
Waterlooville
Hants,  P07 6L6
ENGLAND

Adrian Kunzle
2200 Delaware Ave.
Wilmington, DE  19806

Keri Jackson, as Trustee
under the Alexandra Kunzle
Trust Agreement dated
April 13, 2000
2200 Delaware Avenue
Wilmington, DE 19806

Adrian Kunzle, as Trustee
under the Adrian Kunzle 2000
Grantor Retained Annuity Trust
Agreement dated July 15, 2000
2200 Delaware Avenue
Wilmington, Delaware 19806

Ronald Howie
Holmhill
9 Greenfield Avenue
Alloway
Ayrshire KA7 4NW
ENGLAND

Robert E. Switz
5930 Boulder Ridge Lane
Shorewood, Minnesota

Neal Bastick
Schepenenstraat 23
4902 B2 Oosterhout
The Netherlands